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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 16, 2001

                  Fairfield Inn by Marriott Limited Partnership
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-16728                             52-1638296
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      (Commission File Number)         (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                  10400 Fernwood Road, Bethesda, Maryland 20817
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 1.  Change in Control

         On August 16, 2001, the first stage of the Restructuring Plan as described in the Partnership's Consent Solicitation to Limited Partners dated July 13, 2001 (the "Consent") was consummated as FIBM One LLC transferred to AP-Fairfield GP, LLC its general partner interest in the Partnership. Accordingly, control of the Partnership is now vested in AP-Fairfield GP, LLC (the "New General Partner").

         As indicated in the Consent, the principals of the New General Partner have extensive experience in partnership, asset and property management as well as investor servicing. For further information relating to the business experience of the principals of the New General Partner, reference is made to the Consent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 16th day of August, 2001.

                             FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP

                             By: AP-FAIRFIELD GP, LLC
                                 Its General Partner

                                 By: /s/ Michael L. Ashner
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                                     Michael L. Ashner
                                     President